                                                                   EXHIBIT 10.13

                                 FIFTH AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

      THIS FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 30th day of June, 2004, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("DGFS"), DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 ("DGPFC"; and collectively with DGFS the "Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, N.A. (TENNESSEE), Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First, National City Bank, Fifth Third, and Bank One collectively, the "Banks," and each individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

      Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended by that certain First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, as amended by that certain Third Amendment to the Seventh Amended and Restated Security Agreement dated as of June 30, 2003, and as amended by that certain Fourth Amendment to Seventh Amended and Restated Security Agreement dated as of November 26, 2003 (as amended, the "Security Agreement"), between DGFS and the Banks, DGFS assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Banks.

      DGFS and the Banks are now modifying the terms and conditions of the Loan Agreement by extending the term of the Loan and by adding DGPFC as a Borrower under the Loan Agreement and as an additional grantor hereunder. The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

            (a) It is the intention of DGPFC to, and DGPFC does hereby, pledge and assign a continuing security interest in the Collateral described in the Security Agreement to Agent as agent for itself and the Banks, to the extent that DGPFC has an interest in any such items of Collateral. References to "Grantor" in the Security Agreement shall be deemed to refer collectively to DGFS and DGPFC.

            (b) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

            (c) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

            (d) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, as amended, or in any other Loan Document executed by the Grantor, in connection with the Loan.

            (e) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

            (f) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. Section 2(a) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

                 (i) dated as of June 30, 2004, in the principal sum of Forty Million Dollars ($40,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

                 (ii) dated as of June 30, 2004, in the principal sum of Twenty Million Dollars ($20,000,000.00), executed by Grantor and payable to the order of Hibernia;

                 (iii) dated as of June 30, 2004, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of U. S. Bank;

                 (iv) dated as of June 30, 2004, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

                 (v) dated as of June 30, 2004, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Carolina First;

                 (vi) dated as of June 30, 2004, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of National City Bank;

                 (vii) dated as of June 30, 2004, in the principal sum of Ten Million Dollars ($10,000,000.00), executed by Grantor and payable to the order of Fifth Third; and

                 (viii) dated as of June 30, 2004, in the principal sum of
                        Thirty-Five Million Dollars ($35,000,000.00), executed by Grantor and payable to the order of Bank One,

      together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

      4. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      5. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

      IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                           GRANTOR:

                           DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                           By: /s/ Brian G. Moore
                               ------------------------------------------------
                               Brian G. Moore, President

                           DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation

                           By: /s/ Brian G. Moore
                               ------------------------------------------------
                               Brian G. Moore, President

                           BANKS:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                               ------------------------------------------------
                           Title: SVP

                           HIBERNIA NATIONAL BANK

                           By: /s/  Janet Olson Rack
                               ------------------------------------------------
                           Title: Sr. Vice President

                           U. S. BANK NATIONAL ASSOCIATION

                           By: /s/  Brian Gallagher
                               ------------------------------------------------
                           Title: Vice President

                           CAROLINA FIRST BANK

                           By: /s/  Charles Chamberlain
                               ------------------------------------------------
                           Title: Executive Vice President

                       [SIGNATURE PAGE CONTINUED]

                           BANKS (continued):

                           BANK ONE, NA
                           (Main Office - Chicago, Illinois)

                           By: /s/  Robert D. Bond
                               ------------------------------------------------
                           Title: First Vice President

                           REGIONS BANK

                           By: /s/  James Schmaltz
                               ------------------------------------------------
                           Title: Vice President

                           NATIONAL CITY BANK OF KENTUCKY

                           By: /s/  Kevin C. Anderson
                               ------------------------------------------------
                           Title: SVP

                           FIFTH THIRD BANK, N.A. (TENNESSEE)

                           By: /s/  David Hicks
                               ------------------------------------------------
                           Title: VP

                           AGENT:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                               ------------------------------------------------
                           Title: SVP

                                 SIXTH AMENDMENT
                                       TO
                 SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

      THIS SIXTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Amendment") made and entered into as of the 3rd day of December, 2004, by and among DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 (f/k/a Direct Financial Services, Inc.) ("DGFS"), DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation whose address is 1281 Murfreesboro Road, Nashville, Tennessee 37217 ("DGPFC"; and collectively with DGFS the "Grantor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) ("JPMorgan"), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, N.A. (TENNESSEE), Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First, National City Bank, Fifth Third, and JPMorgan collectively, the "Banks," and each individually, a "Bank"), pursuant to the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended (the "Loan Agreement") among Grantor, Banks and the other parties named therein.

                                Recitals of Fact

      Pursuant to that certain Seventh Amended and Restated Security Agreement dated as of October 31, 2002, as amended by that certain First Amendment to Seventh Amended and Restated Security Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Seventh Amended and Restated Security Agreement dated as of May 28, 2003, as amended by that certain Third Amendment to the Seventh Amended and Restated Security Agreement dated as of June 30, 2003, as amended by that certain Fourth Amendment to Seventh Amended and Restated Security Agreement dated as of November 26, 2003, and as amended by that certain Fifth Amendment to Seventh Amended and Restated Security Agreement dated as of June 30, 2004 (as amended, the "Security Agreement"), between DGFS and the Banks, DGFS and DGPFC assigned and pledged Receivables (as defined in the Loan Agreement) and other contractual rights to the Agent for the benefit of the Banks as collateral security for all of the Obligations (as defined in the Security Agreement) of Grantor to the Banks.

      DGFS, DGPFC and the Banks are now modifying the terms and conditions of the Loan Agreement by making a Swing Line Loan (as defined in the Loan Agreement) available to the Grantor. The Grantor and the Banks now desire to modify certain terms of the Security Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Grantor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

            (a) It is the intention of DGFS and DGPFC to, and DGFS and DGPFC do hereby, pledge and assign a continuing security interest in the Collateral described in the Security Agreement to Agent as agent for itself and the Banks. References to "Grantor" in the Security Agreement shall be deemed to refer collectively to DGFS and DGPFC.

            (b) All representations and warranties made by the Grantor in the Loan Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

            (c) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

            (d) There are no existing offsets, defenses or counterclaims to the obligations of the Grantor, as set forth in the Notes, the Security Agreement, the Loan Agreement, as amended, or in any other Loan Document executed by the Grantor, in connection with the Loan.

            (e) The Grantor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Grantor has or may have any such existing claim (whether known or unknown), the Grantor does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

            (f) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. Section 2(a) of the Security Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by those certain promissory notes,

             (i) Dated as of December 3rd, 2004, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

             (ii) dated as of June 30, 2004, in the principal sum of Forty Million Dollars ($40,000,000.00), executed by Grantor and payable to the order of First Tennessee Bank National Association;

             (iii) dated as of June 30, 2004, in the principal sum of Twenty Million Dollars ($20,000,000.00), executed by Grantor and payable to the order of Hibernia;

             (iv) dated as of June 30, 2004, in the principal sum of Thirty Million Dollars ($30,000,000.00), executed by Grantor and payable to the order of U. S. Bank;

             (v) dated as of June 30, 2004, in the principal sum of Twenty-Five Million Dollars ($25,000,000.00), executed by Grantor and payable to the order of Regions;

             (vi) dated as of June 30, 2004, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of Carolina First;

             (vii) dated as of June 30, 2004, in the principal sum of Fifteen Million Dollars ($15,000,000.00), executed by Grantor and payable to the order of National City Bank;

             (viii) dated as of June 30, 2004, in the principal sum of Ten Million Dollars ($10,000,000.00), executed by Grantor and payable to the order of Fifth Third; and

             (ix) dated as of June 30, 2004, in the principal sum of Thirty-Five Million Dollars ($35,000,000.00), executed by Grantor and payable to the order of Bank One (now JPMorgan),

      together with and any and all renewals, modifications, and extensions of any of said notes, in whole or in part; and

      4. All terms and provisions of the Security Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Security Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      5. All references in all Loan Documents (including, but not limited to, the Notes, the Security Agreement, and the Loan Agreement) to the "Security Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Security Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
       SIXTH AMENDMENT TO SEVENTH AMENDED AND RESTATED SECURITY AGREEMENT

      IN WITNESS WHEREOF, the Grantor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                         GRANTOR:

                         DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation

                         By: /s/  Brian G.  Moore
                             ------------------------------------------------
                             Brian G. Moore, President

                         DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation

                         By: /s/  Brian G.  Moore
                             ------------------------------------------------
                             Brian G. Moore, President

                         BANKS:

                         FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                         By: /s/  Sam Jenkins
                             ------------------------------------------------
                         Title: SVP

                         HIBERNIA NATIONAL BANK

                         By: /s/  Janet Olson Rack
                             ------------------------------------------------
                         Title: Senior Vice President

                         U. S. BANK NATIONAL ASSOCIATION

                         By: /s/  Russell S. Rogers
                             ------------------------------------------------
                         Title: Vice President

                         CAROLINA FIRST BANK

                         By: /s/  Charles Chamberlain
                             ------------------------------------------------
                         Title: Executive Vice President

                   [SIGNATURE PAGE CONTINUED]

                         BANKS (continued):

                         JPMORGAN CHASE BANK, N.A.
                         (successor by merger to Bank One, NA (Main Office Chicago))

                         By: /s/ Robert D. Bond
                             ------------------------------------------------
                         Title: First Vice President

                         REGIONS BANK

                         By: /s/  James Schmaltz
                             ------------------------------------------------
                         Title: Vice President

                         NATIONAL CITY BANK OF KENTUCKY

                         By: /s/  Kevin C.  Anderson
                             ------------------------------------------------
                         Title: Sr. Vice President

                         FIFTH THIRD BANK, N.A. (TENNESSEE)

                         By: /s/  David Hicks
                             ------------------------------------------------
                         Title: Vice President

                         AGENT:

                         FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                         By: Sam Jenkins
                             ------------------------------------------------
                         Title: SVP